Exhibit 10.2

THIRD AMENDMENT TO CREDIT AGREEMENT

This Third Amendment to Credit Agreement (defined below), dated as of August 10, 2012 (this “Agreement”), is entered into by and among Angiotech Pharmaceuticals, Inc., a corporation organized under the laws of the Province of British Columbia, Canada (“Parent”), each of Parent’s Subsidiaries listed as a “Borrower” on the signature pages hereto (each a “Borrower” and collectively, the “Borrowers”), Wells Fargo Capital Finance, LLC, a Delaware limited liability company (“WFCF”), as arranger and administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Agent”), and the lenders named on the signature pages hereto (the “Lenders”).

WHEREAS, Parent, the Borrowers, Agent and the Lenders are parties to that certain Credit Agreement, dated as of May 12, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used in this Agreement and not defined herein shall have the applicable meanings given to such terms in the Credit Agreement);

WHEREAS, Administrative Borrower has made an offer to exchange up to $229,500,000 aggregate principal amount of new Senior Secured Notes to be issued by Administrative Borrower (the “New Notes”) for up to $225,000,000 aggregate principal amount of Parent’s outstanding Senior Secured Floating Rate Notes pursuant to the terms of the Offering Memorandum and Consent Solicitation Statement distributed by Parent on July 3, 2012 (as modified or supplemented, the “Exchange Offer”);

WHEREAS, Administrative Borrower proposes to make a dividend to Parent in the form of a Promissory Note in the initial principal amount of $225,000,000 (the “Promissory Note”) and, pursuant to an Assignment and Debt Satisfaction Agreement (the “Satisfaction Agreement”), Parent proposes to surrender the Promissory Note to Administrative Borrower in full payment and satisfaction of the Senior Secured Floating Rate Notes acquired by Administrative Borrower pursuant to the Exchange Offer (such transactions, the “Ancillary Transactions”); and

WHEREAS, Parent, the Borrowers, Agent and the Lenders agree to modify the Credit Agreement on and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1.                                       Consent.  The Agent and the Lenders hereby acknowledge and consent to the consummation of the Exchange Offer and the Ancillary Transactions on the terms described herein.

2.                                       Amendments to Credit Agreement.  Subject to the satisfaction of the conditions set forth in Section 3 below, the Credit Agreement is amended in the following respects:

(a)                                  Section 6.6(b) of the Credit Agreement is amended to replace the word “either” with “any.”

(b)                                 The definition of “Indenture Documents” in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“‘Indenture Documents’ means the Indentures, the Senior Floating Rate Notes, the Senior Secured Floating Rate Notes, the 9% Senior Secured Notes and all agreements, instruments and other documents delivered in connection with the foregoing.”

(c)                                  The definition of “Indenture Collateral Agent” in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“‘Indenture Collateral Agent’ means, with respect to the Senior Secured Floating Rate Notes, Deutsche Bank National Trust Company or any successor, as collateral agent thereunder and, with respect to the 9% Senior Secured Notes, Deutsche Bank National Trust Company or any successor, as collateral agent thereunder.”

(d)                                 The definition of “Indentures” in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“‘Indentures’ means, collectively or individually as the context requires, the Senior Floating Rate Notes Indenture, the Senior Secured Floating Rate Notes Indenture and the 9% Senior Secured Notes Indenture.”

(e)                                  The definition of “Intercreditor Agreement” in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“‘Intercreditor Agreement’ means the Intercreditor Agreement dated as of the Closing Date by and among Agent and the Indenture Collateral Agent, as acknowledged by the Loan Parties and the Indenture Trustee and as reaffirmed on or about the Third Amendment Effective Date.”

(f)                                    Clause (l) of the definition of “Permitted Indebtedness” in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(l)                               Indebtedness evidenced by (i) the Indenture Documents (other than the Indenture Documents with respect to the 9% Senior Secured Notes) incurred on or prior to the Closing Date and (ii) the Indenture Documents with respect to the 9% Senior Secured Notes incurred on or prior to the Third Amendment Effective Date, so long as the aggregate principal amount of all such Indebtedness outstanding at any one time does not exceed $329,500,000 plus any subsequent increases in such principal amount solely as a result of interest on the Senior Floating Rate Notes, the Senior Secured Floating Rate Notes or the 9% Senior Secured Notes being paid in kind, and any Refinancing Indebtedness in respect of any of the foregoing Indebtedness.”

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(g)                                 The following terms are hereby added to Schedule 1.1 to the Credit Agreement and inserted in the appropriate alphabetical order in Schedule 1.1:

“9% Senior Secured Notes” mean the 9% Senior Notes due 2016 issued by Administrative Borrower pursuant to the 9% Senior Secured Notes Indenture.”

“9% Senior Secured Notes Indenture” means the Indenture, dated as of the Third Amendment Effective Date, by and among Administrative Borrower, Parent, the Subsidiaries of Parent party thereto as guarantors, and the Indenture Trustee.”

“Exchange Offer” means that certain offer by Parent to exchange 9% Senior Secured Notes for up to $225,000,000 aggregate principal amount of Senior Secured Floating Rate Notes pursuant to the terms of the Offering Memorandum and Consent Solicitation Statement distributed by Parent on July 3, 2012, as modified or supplemented on or prior to the Third Amendment Effective Date.”

“‘Third Amendment Effective Date’ means the date of the consummation of the Exchange Offer.”

3.                                       Conditions to Effectiveness.  This Agreement shall become effective (the “Amendment Effective Date”) when all of the following conditions have been satisfied:

(a)                                  Agent shall have received a copy of this Agreement duly executed by the Loan Parties and the Lenders;

(b)                                 The Exchange Offer shall have been consummated;

(c)                                  Agent shall have received a fully executed copy of the Indenture, by and among Administrative Borrower, Parent, the Subsidiaries of Parent party thereto as guarantors, and the Indenture Trustee, with respect to the New Notes (the “New Indenture”), and such other agreements, instruments and other documents delivered in connection with the New Indenture as Agent may reasonably request, all in form and substance reasonably satisfactory to Agent;

(d)                                 Agent shall have received a copy of the Promissory Note and the Satisfaction Agreement and such other agreements, instruments and other documents delivered in connection with the Ancillary Transactions as Agent may reasonably request, all in form and substance reasonably satisfactory to Agent;

(e)                                  The transactions contemplated by Section 1 of the Satisfaction Agreement shall have been consummated;

(f)                                    Agent shall have received a copy of the Reaffirmation and Joinder Agreement, substantially in the form attached as Exhibit A hereto, duly executed by the Indenture Trustee, the Indenture Collateral Agent, the Loan Parties and Agent;

(g)                                 No Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Agreement becoming

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effective in accordance with its terms;

(h)                                 Borrowers shall have paid to Agent a fully earned and nonrefundable amendment fee equal to $20,000;

(i)                                     Borrowers shall have paid all reasonable and documented Lender Group Expenses incurred in connection with (i) the preparation, execution and delivery of this Agreement and (ii) the transactions evidenced hereby and by the other Loan Documents; and

(j)                                     all other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance reasonably satisfactory to Agent.

4.                                       Representations and Warranties.  Parent and each of the Borrowers represents and warrants as follows:

(a)                                  As to each such Person, the execution, delivery and performance by such Person of this Agreement, and the performance by such Person of the Credit Agreement as amended hereby, have been duly authorized by all necessary action on the part of such Person, and such Person has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated hereby and by the Credit Agreement as amended hereby.

(b)                                 This Agreement, and the Credit Agreement as amended hereby, is the legally, valid and binding obligations of each such Person, enforceable against each such Person in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(c)                                  No Event of Default or Default has occurred and is continuing on and as of the Amendment Effective Date, or would result from this Agreement becoming effective in accordance with its terms.

5.                                       Release.  Parent and each of the Borrowers may have certain Claims against the Released Parties, as those terms are defined below, regarding or relating to the Credit Agreement or the other Loan Documents.  Agent, the Lenders, Parent and the Borrowers desire to resolve each and every one of such Claims in conjunction with the execution of this Agreement and thus Parent and each of the Borrowers makes the releases contained in this Section 4.  In consideration of Agent and the Lenders entering into this Agreement, Parent and each of the Borrowers hereby fully and unconditionally releases and forever discharges each of Agent and the Lenders, and their respective directors, officers, employees, subsidiaries, Affiliates, attorneys, agents and representatives, (collectively, the “Released Parties”), of and from any and all claims, allegations, causes of action, costs or demands and liabilities, of whatever kind or nature, up to and including the date on which this Agreement is executed, whether known or unknown, liquidated or unliquidated, fixed or contingent, asserted or unasserted, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, anticipated or unanticipated, which Parent or any Borrower has, had, claims to have had or hereafter claims to have against the Released Parties by reason of any act or omission on the part of the Released Parties, or any of them, occurring prior to the date on which this Agreement is executed,

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including all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings among the parties up to and including the date on which this Agreement is executed, regarding or relating to the Credit Agreement, any of the Loan Documents, the Advances or any of the other Obligations, including administration or enforcement thereof (collectively, the “Claims”).  Parent and each of the Borrowers represents and warrants that it has no knowledge of any Claim by it against the Released Parties or of any facts or acts of omissions of the Released Parties which on the date hereof would be the basis of a Claim by Parent or any of the Borrowers against the Released Parties which is not released hereby.  Parent and each of the Borrowers represents and warrants that the foregoing constitutes a full and complete release of all Claims.

6.                                       Miscellaneous.

(a)                                  Continued Effectiveness of the Credit Agreement.  Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date (i) all references in the Credit Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Agreement, and (ii) all references in the other Loan Documents to the “Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Agreement.  To the extent that the Credit Agreement or any other Loan Document purports to pledge to Agent, or to grant to Agent, a security interest or lien, such pledge or grant is hereby ratified and confirmed in all respects.  Except as expressly provided herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver or an amendment of any right, power or remedy of Agent and the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver or an amendment of any provision of the Credit Agreement or any other Loan Document.

(b)                                 Counterparts.  This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.

(c)                                  Headings.  Headings and numbers have been set forth herein for convenience only.

(d)                                 Amendment as Loan Document.  The Loan Parties each hereby acknowledge and agree that this Agreement constitutes a “Loan Document” under the Credit Agreement.  Accordingly, it shall be an Event of Default under the Credit Agreement if (i) any representation or warranty made by any Loan Party under or in connection with this Agreement shall have been not true and correct in all material respects when made, or (ii)  any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Agreement.

(e)                                  Governing Law.  THE VALIDITY OF THIS AGREEMENT, THE

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CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(f)                                    Waiver of Jury Trial.  PARENT AND EACH BORROWER AND EACH MEMBER OF THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  PARENT AND EACH BORROWER AND EACH MEMBER OF THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

ANGIOTECH PHARMACEUTICALS, INC., as Parent

By:	/s/ K. Thomas Bailey
Title:	President and CEO

AMERICAN MEDICAL INSTRUMENTS HOLDINGS, INC., as a Borrower

By:	/s/ K. Thomas Bailey
Title:	President

ANGIOTECH AMERICA, INC., as a Borrower

By:	/s/ K. Thomas Bailey
Title:	President

ANGIOTECH BIOCOATINGS CORP., as a Borrower

By:	/s/ K. Thomas Bailey
Title:	President

ANGIOTECH PHARMACEUTICALS (US), INC., as a Borrower

By:	/s/ K. Thomas Bailey
Title:	President

B.G. SULZLE, INC., as a Borrower

By:	/s/ K. Thomas Bailey
Title:	President

MANAN MEDICAL PRODUCTS, INC., as a Borrower

By:	/s/ K. Thomas Bailey
Title:	President

MEDICAL DEVICE TECHNOLOGIES, INC., as a Borrower

By:	/s/ K. Thomas Bailey
Title:	President

QUILL MEDICAL, INC., as a Borrower

By:	/s/ K. Thomas Bailey
Title:	President

SURGICAL SPECIALTIES CORPORATION, as a Borrower

By:	/s/ K. Thomas Bailey
Title:	President

WELLS FARGO CAPITAL FINANCE, LLC, as Agent and as a Lender

By:	Dennis J. Rebman
Title:	Vice President

EXHIBIT A

FORM OF REAFFIRMATION AGREEMENT

See attached.

EXECUTION VERSION

REAFFIRMATION AND JOINDER AGREEMENT

This REAFFIRMATION AND JOINDER AGREEMENT (as amended, supplemented and restated or otherwise modified from time to time, this “Agreement”), dated as of August 13, 2012, is made by and between WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, in its capacity as arranger and administrative agent under and pursuant to the Senior Credit Agreement (as hereinafter defined) (in such capacity, together with its successors and assigns in such capacity, the “Senior Agent”), DEUTSCHE BANK NATIONAL TRUST COMPANY (“DB”), in its capacity as collateral agent under and pursuant to the Original Indenture (as hereinafter defined) (in such capacity, together with its successors and assigns in such capacity, the “Original Noteholder Collateral Agent”), and DB in its capacity as collateral agent under and pursuant to the New Indenture (as hereinafter defined) (in such capacity, together with its successors and assigns in such capacity, the “New Noteholder Collateral Agent” and together with the Original Noteholder Collateral Agent, the “Noteholder Collateral Agent”) and is acknowledged by ANGIOTECH PHARMACEUTICALS, INC., a corporation organized under the laws of the Province of British Columbia, Canada (the “Parent”), each of its affiliates identified as “Obligors” on the signature pages hereto (such affiliates, together with the Parent, each an “Obligor” and collectively, the “Obligors”), DEUTSCHE BANK NATIONAL TRUST COMPANY (“DBT”), in its capacity as trustee under and pursuant to the Original Indenture (in such capacity, together with its successors and assigns in such capacity, the “Original Trustee”) and DBT, in its capacity as trustee under and pursuant to the New Indenture (in such capacity, together with its successors and assigns in such capacity, the “New Trustee” and together with the Original Trustee, the “Trustee”):

RECITALS

WHEREAS, the Obligors, the Senior Agent and the lenders from time to time party thereto (the “Senior Lenders”) are parties to the Credit Agreement, dated as May 12, 2011 (the “Senior Credit Agreement”), pursuant to which the Senior Lenders have agreed, upon the terms and conditions stated therein, to make revolving loans and other extensions of credit to the Obligors in the aggregate principal amount of $28,000,000.

WHEREAS, the Obligors and the Original Trustee are parties to the Indenture, dated as of May 12, 2011 (the “Original Indenture”), pursuant to which the Parent issued the Senior Secured Floating Rate Notes (the “Original Notes”) due 2013 to the holders thereof (the “Original Noteholders”).

WHEREAS, the Obligors have informed Senior Agent that Angiotech Pharmaceuticals (US), Inc. intends to issue to certain holders (the “New Noteholders” and, together with the Original Noteholders, the “Noteholders”) in exchange for certain Original Notes, new 9% Senior Notes due 2016 (the “New Notes”), pursuant to that certain Indenture, dated as of the date hereof (the “New Indenture”), by and among the Obligors and the New Trustee (the “New Indenture,” and together with the other collateral and note documents executed and delivered in connection therewith, collectively, the “New Indenture Documents”).

WHEREAS, the Obligors have requested that the Senior Agent and the Senior Lenders enter into that certain Third Amendment to the Senior Credit Agreement, dated as of the date hereof (the “Third Amendment”), pursuant to which the Credit Agreement shall be amended to permit the execution and delivery of the New Indenture and the New Notes.

WHEREAS, pursuant to the Senior Credit Agreement and the Original Indenture, the Senior Agent, the Original Noteholder Collateral Agent, the Original Trustee, the Parent, and certain of the Obligors entered into that certain Intercreditor Agreement, dated as of May 12, 2011 (as amended, restated or otherwise modified from time to time, the “Intercreditor Agreement”), whereby the Senior Agent and the Original Noteholder Collateral Agent confirmed, as between themselves, their relative rights and obligations with respect to the Senior Credit Agreement and the Original Indenture, and their rights and priorities with respect to the pledged assets of such Obligors.

WHEREAS, it is a condition precedent to the effectiveness of the Third Amendment that the Senior Agent, the Noteholder Collateral Agent, the Trustee, the Parent and the Obligors execute this Agreement.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereto hereby agree as follows:

1.             Definitions.  Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

2.             Reaffirmation and Confirmation of Intercreditor Agreement.  Each of the Senior Agent, on behalf of itself and the Senior Lenders, and the Noteholder Collateral Agent, on behalf of itself and the Noteholders, hereby:

(a)           consents to the terms of the New Indenture and the other New Indenture Documents;

(b)           acknowledges and reaffirms its obligations as set forth in the Intercreditor Agreement;

(c)           agrees to continue to comply with, and be subject to, all of the terms, provisions, conditions, covenants, agreements and obligations applicable to it as set forth in the Intercreditor Agreement;

(d)           for the avoidance of doubt, acknowledges, confirms and agrees that (i) the New Indenture and the other New Indenture Documents are and, for all purposes under the Intercreditor Agreement, shall be treated as, an Indenture and Indenture Documents, respectively, under the Intercreditor Agreement, (ii) each of the New Noteholders is and, for all purposes under the Intercreditor Agreement, shall be treated as, a Noteholder under the Intercreditor Agreement, and (iii) the obligations of the Obligors under the New Indenture and the other New Indenture Documents are and, for all purposes under the Intercreditor Agreement, shall be treated as, Notes Obligations under the Intercreditor Agreement; and

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(e)           acknowledges, confirms and agrees that the Intercreditor Agreement, after giving effect to this Agreement and the joinder contemplated hereby, (i) is, and shall continue to be, in full force and effect and continues to govern the rights and remedies of the Senior Agent and the Senior Lenders and the Noteholder Collateral Agent (including, without limitation, in its capacity as New Noteholder Collateral Agent) and the Noteholders (including, without limitation, the New Noteholders) under the Senior Credit Agreement and the Indenture, respectively, (ii) continues to govern the relative priority of the Liens against and security interests in the Collateral and certain other rights, priorities and limitations on the exercise of remedies as between the Senior Agent and the Senior Lenders and the Noteholder Collateral Agent (including, without limitation, in its capacity as New Noteholder Collateral Agent) and the Noteholders (including, without limitation, the New Noteholders), and (iii) is the valid and binding obligation of each such Person.

3.             Joinder.  The New Noteholder Collateral Agent hereby joins the Intercreditor Agreement in its capacity as such for all purposes, and agrees to undertake, on its own behalf and on behalf of the New Noteholders, all of the duties of the Noteholder Collateral Agent thereunder.  From and after the date of this Agreement, each reference to the Noteholder Collateral Agent shall be construed as a reference to the Original Noteholder Collateral Agent, with respect to the Original Notes, and to the New Noteholder Collateral Agent, with respect to the New Notes.

4.             Notice.  Pursuant to Section 19 of the Intercreditor Agreement, written notice is hereby given that any notices to the Obligors should hereafter be made as follows:

To:          Angiotech Pharmaceuticals (US), Inc.

1618 Station Street

Vancouver, British Columbia

Canada

V6A 1B6

Facsimile No.  (604) 221-6915

Attention:  Investor Relations

With a copy (which shall not constitute notice) to:

Irell & Manella LLP

1800 Avenue of the Stars

Suite 900

Los Angeles, CA  90067-4276

Facsimile No.  (310) 203-7199

Attention:  Gregory Klein, Esq.

Email:  gklein@irell.com

5.             General Provisions.

(a)           Representations and Warranties.  Each of the Senior Agent, the Original Noteholder Collateral Agent and the New Noteholder Collateral Agent represents and warrants that (i) the execution, delivery and performance of this Agreement has been duly authorized by

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all necessary corporate action on its part, (ii) it has duly executed and delivered this Agreement, and (iii) this Agreement is a legal, valid and binding obligation of such person, enforceable against such person in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings at law or in equity).

(b)           Counterparts.  This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart.

(c)           GOVERNING LAW, ENTIRE AGREEMENT, ETC.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.  THIS AGREEMENT, THE SENIOR LOAN DOCUMENTS, THE INDENTURE DOCUMENTS AND THE INTERCREDITOR AGREEMENT CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT OR THE INTERCREDITOR AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK.  THE SENIOR AGENT AND THE NOTEHOLDER COLLATERAL AGENT WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 5(C).

(d)           JURY TRIAL WAIVER.  EACH PARTY HERETO HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(e)           Amendments, Etc.  No amendment to or waiver of any provision of this Agreement, nor consent to any departure herefrom, shall in any event be effective unless the same shall be in writing and signed by the Senior Agent and the Noteholder Collateral Agent, which amendment and/or waiver so approved shall be effective and binding on all parties hereto, but any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

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(f)            Severability.  Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Senior Agent, for and on behalf of itself and the Senior Lenders, and the Noteholder Collateral Agent have caused this Agreement to be duly executed and delivered as of the date first above written.

WELLS FARGO CAPITAL FINANCE, LLC,
a Delaware limited liability company, as Senior Agent

By:	/s/ Dennis J. Rebman
Name: Dennis J. Rebman
Title: Vice President

DEUTSCHE BANK NATIONAL TRUST COMPANY,
a national trust company, as Original Noteholder Collateral Agent and New Noteholder Collateral Agent

By:	/s/ Kathy Cokic
Name: Kathy Cokic
Title: Vice President

By:	/s/ Victoria Y. Douyon
Name: Victoria Y. Douyon
Title: Vice President

Signature Page to Reaffirmation and Joinder Agreement

ACKNOWLEDGMENT

Each of the undersigned hereby acknowledges that it has received a copy of the foregoing Reaffirmation and Joinder Agreement and consents thereto, agrees to recognize all rights granted thereby to the Senior Agent, the Senior Lenders, the Noteholder Collateral Agent and the Noteholders and will not do any act or perform any obligation which is not in accordance with the agreements set forth in the Intercreditor Agreement.  Each of the undersigned further acknowledges and agrees that it is not an intended beneficiary or third party beneficiary under the Intercreditor Agreement.  This Acknowledgment has been delivered and accepted at and shall be deemed to have been made in the State of New York, and shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the laws of the State of New York.

ACKNOWLEDGED AS OF THE DATE FIRST WRITTEN ABOVE:

OBLIGORS:

ANGIOTECH PHARMACEUTICALS, INC.,
as an Obligor

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: Chief Executive Officer & President

AMERICAN MEDICAL INSTRUMENTS HOLDINGS, INC., as an Obligor

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: President

ANGIOTECH AMERICA, INC.,
as an Obligor

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: President

Signature Page to Reaffirmation and Joinder Agreement

ANGIOTECH BIOCOATINGS CORP.,
as an Obligor

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: President

ANGIOTECH PHARMACEUTICALS (US), INC.,
as an Obligor

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: President

B.G. SULZLE, INC.,
as an Obligor

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: President

MANAN MEDICAL PRODUCTS, INC.,
as an Obligor

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: President

MEDICAL DEVICE TECHNOLOGIES, INC.,
as an Obligor

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: President

QUILL MEDICAL, INC.,
as an Obligor

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: President

Signature Page to Reaffirmation and Joinder Agreement

SURGICAL SPECIALTIES CORPORATION,
as an Obligor

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: President

ANGIOTECH INTERNATIONAL HOLDINGS, CORP.,
as an Obligor

By:	/s/ Jay Dent
Name: Jay Dent
Title: President

Signature Page to Reaffirmation and Joinder Agreement

TRUSTEE:
DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Original Trustee and New Trustee

By:	/s/ Katherine Cokic
Name: Katherine Cokic
Title: Vice President

By:	/s/ Victoria Y. Douyon
Name: Victoria Y. Douyon
Title: Vice President

Signature Page to Reaffirmation and Joinder Agreement